FORM N-23c-3

             NOTIFICATION OF REPURCHASE OFFER PURSUANT TO RULE 23c-3

1. Investment Company Act File Number: 817-00845 Date of Notification: July 21, 2005

2.   Exact name of Investment Company as specified in registration statement:

     HIGHLAND FLOATING RATE ADVANTAGE FUND
     (f/k/a) Columbia Floating Rate Advantage Fund

3. Address of principal executive office: c/o Highland Capital Management, L.P. 13455 Noel Road, Suite 1300
     Dallas, Texas 75240

A. [X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B. [ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C. [ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.


By:  /s/ M. JASON BLACKBURN
         ------------------
         M. Jason Blackburn
         Secretary

                                [OBJECT OMITTED]

                                 HIGHLAND FUNDS
                                   MANAGED BY
                       HIGHLAND CAPITAL MANAGEMENT, L.P.


               THIS IS NOTIFICATION OF THE QUARTERLY TENDER OFFER.
         IF YOU ARE NOT INTERESTED IN SELLING YOUR SHARES AT THIS TIME,
                         KINDLY DISREGARD THIS NOTICE.


July 21, 2005

Dear Shareholder:

This letter is to announce the regular quarterly repurchase offer ("Tender Offer") for Highland Floating Rate Advantage Fund (the "Fund"). The purpose of this Tender Offer is to provide access and liquidity to your assets by allowing you to sell your shares at net asset value. The Fund repurchases its shares only by Tender Offer and only during its regular quarterly Tender Offers.

The Tender Offer period will begin on July 21, 2005, and end on August 15, 2005. All Tender Offer requests received during this period will be processed on August 15, 2005.

Repurchase requests for certain classes of Class A shares, Class B shares held for less than five years and Class C shares held for less than one year may be subject to a contingent deferred sales charge.

If you have no desire to sell your shares of the Fund, please disregard this notice. We will contact you again next quarter to remind you of your share sale privileges. However, if you would like to sell shares for cash in this Tender Offer, call your financial advisor or complete the Tender Offer form included with this letter and return it in the enclosed envelope to Highland Floating Rate Advantage Fund, P.O. Box 9840, Providence, Rhode Island 02940-8040.

ALL REQUESTS TO TENDER SHARES MUST BE RECEIVED IN GOOD ORDER BY THE FUND'S TRANSFER AGENT BY 4:00 P.M., EASTERN TIME ON AUGUST 15, 2005. A MEDALLION SIGNATURE GUARANTEE IS REQUIRED WHEN YOU REQUEST LIQUIDATION OF OVER $100,000 OR IN CERTAIN OTHER CIRCUMSTANCES AT THE DISCRETION OF THE FUND AND ITS TRANSFER AGENT.

The Fund will only accept signature guarantees from Medallion guarantors meeting the STAMP2000 requirements. Any transaction received on behalf of the Fund by PFPC Inc., the Fund's transfer agent, with a non-Medallion Signature Guarantee will be rejected.

If you have any questions, please call your financial advisor or call one of our Shareholder Services Representatives at (877) 665-1287.

Sincerely,

Highland Floating Rate Advantage Fund


                                                                 HLC-TEN-2-08/05

                                               ---------------------------------
                                                  Not FDIC  May Lose Value
                                                  Insured  ---------------------
                                                            No Bank Guarantee
                                               ---------------------------------


TENDER OFFER DOCUMENT
Highland Floating Rate Advantage Fund

Dated July 21, 2005

This repurchase offer ("Tender Offer") of Highland Floating Rate Advantage Fund (the "Fund") and acceptance of the Tender Offer for tender of shares of the Fund are made upon the terms and conditions stated in this Tender Offer Document/Tender Offer Form and the Fund's prospectus and statement of additional information ("SAI").

1. REPURCHASE OFFER. The Fund is offering to repurchase for cash up to ten percent (10%) (the "Repurchase Offer Amount") of its issued and outstanding shares, with all classes being treated in the aggregate, at a price equal to the net asset value per share ("NAV") as of the close of business on the New York Stock Exchange on the Repurchase Pricing Date (defined below) less any contingent deferred sales charge (described below) upon the terms and conditions set forth herein. The purpose of the Tender Offer is to provide liquidity to shareholders because no secondary market exists for the Fund's shares. The Tender Offer is not conditioned upon the tender for repurchase of any minimum number of shares.

2. REPURCHASE REQUEST DEADLINE. All tenders of shares for repurchase must be received in proper form by the Fund's transfer agent by 4:00 p.m., Eastern Time on August 15, 2005, which is the "Repurchase Request Deadline."

3. REPURCHASE PRICING DATE. It is intended that the NAV for the repurchase of the Fund's shares will be determined no later than August 15, 2005 (the "Repurchase Pricing Date"), which is within fourteen days following the Repurchase Request Deadline. However, the Fund has up to fourteen days after the Repurchase Request Deadline to determine the NAV. If the Fund chooses a Repurchase Pricing Date later than the close of business on August 15, 2005, there is a risk that the NAV may fluctuate between those dates.

4. PAYMENT FOR SHARES REPURCHASED. The Fund will pay repurchase proceeds within seven calendar days after the Repurchase Pricing Date. The Fund will not charge a repurchase fee, although certain Class A shares, Class B and Class C shares may be subject to a contingent deferred sales charge (described below).

5. NET ASSET VALUE. The NAV of the Fund on July 5, 2005 was $12.07 per share for Class A shares, $12.07 per share for Class B shares, $12.08 per share for Class C shares and $12.07 per share for Class Z shares. You must decide whether to tender your shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date. The NAV of the shares may fluctuate between the date of your repurchase request or the Repurchase Request Deadline and the Repurchase Pricing Date. There can be no assurance that the NAV of the shares on the Repurchase Pricing Date will be as high as the NAV of the shares on the date you submit your repurchase request or the Repurchase Request Deadline. Please call the Fund's Shareholder Services Representatives at (877) 665-1287 for current price information. The Fund's shares are not traded on any organized market or exchange.

                                                                 HLC-TEN-3-08/05

6. INCREASE IN NUMBER OF SHARES REPURCHASED; PRO RATA REPURCHASES. If shareholders tender more shares for repurchase than the Repurchase Offer Amount, the Fund may (but is not obligated to) repurchase an additional two percent (2%) of the shares above the Repurchase Offer Amount. If the Fund determines not to repurchase the additional 2%, or if shareholders tender shares in excess of the Repurchase Offer Amount plus the additional 2%, the Fund will repurchase shares tendered on a pro rata basis. The Fund may, however, in its discretion either (i) accept all shares tendered by shareholders who own less than 100 shares and who tender all their shares, before prorating the shares tendered by other shareholders or (ii) accept by lot shares tendered by shareholders who tender all their shares held by them and who, when tendering their shares, elect to have either all or none or at least a minimum amount or none accepted by the Fund, if the Fund first accepts all shares tendered by shareholders who do not so elect.

     There can be no assurance that the Fund will be able to repurchase all shares that you have tendered, even if you tender all shares held in your account. In the event of an oversubscribed tender offer, you may be unable to sell some or all of your investment. You may have to wait until a subsequent Tender Offer to tender shares that the Fund is unable to repurchase, and you would be subject to the risk of NAV fluctuations during that time period.

7. WITHDRAWAL OF SHARES TO BE REPURCHASED. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time on August 15, 2005, by submitting written notice to Highland Floating Rate Advantage Fund at P.O. Box 9840, Providence, Rhode Island 02940-8040.

8. SUSPENSION OR POSTPONEMENT OF TENDER OFFER. The Fund may suspend or postpone a Tender Offer in limited circumstances, and only by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended). These circumstances are limited and include the following:

     (a) if the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended;

     (b) for any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the value of the Fund's net assets;

     (c) for any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders;

     (d) if the shares are listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association and the repurchase of shares would cause the shares to lose that status; or

     (e) during any period in which any market on which the shares are principally traded is closed, other than customary weekend and holiday closings, or during any period in which trading on the market is restricted.

         You will be notified if the Fund suspends or postpones the Tender Offer. If the Fund renews the Tender Offer after a suspension or postponement, you will be sent a new notification.

9. TAX CONSEQUENCES. You should review the tax information in the Fund's current prospectus and SAI. Shareholders should consult their tax advisors regarding the specific tax consequences, including state and local tax consequences, of participating in the Tender Offer. The Fund intends to take the position that shareholders tendering shares will qualify for sale treatment. If the transaction is treated as a sale for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders that hold their shares as a capital asset.

10. DOCUMENTS IN PROPER FORM. All questions as to validity, form, eligibility (including time of receipt) and acceptance of tenders of shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares determined not to be in appropriate form or to refuse to accept for payment, purchase or pay for any shares if, in the opinion of the Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Tender Offer or any defect in any tender of shares whether generally or with respect to any particular share(s) or shareholders. The Fund's interpretations of the terms and conditions of the Tender Offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be cured within such times as the Fund shall determine. Tenders of shares will not be deemed to have been made until the defects or irregularities have been cured or waived. A Medallion Signature Guarantee is required when a shareholder liquidates over $100,000 or in certain other circumstances at the discretion of the Fund and its transfer agent.

11. CONTINGENT DEFERRED SALES CHARGE. Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on those Class B shares accepted for repurchase that have been held for less than five years. Specifically, Class B shares repurchased through the (i) first year after purchase are subject to a CDSC of 3.25%; (ii) second year after purchase are subject to a CDSC of 3.00%; (iii) third year after purchase are subject to a CDSC of 2.00%; (iv) fourth year after purchase are subject to a CDSC of 1.50%; and (v) fifth year after purchase are subject to a CDSC of 1.00%. Class C shares are subject to a CDSC of 1.00% for those Class C shares accepted for repurchase that have been held less than one year. Certain purchases of Class A shares between $1 million and $25 million may be subject to a CDSC. Please check your holdings and the Fund's current prospectus and SAI for more information on CDSCs.

                                    * * * * *

Neither the Fund, Highland Capital Management, L.P., the Fund's investment adviser, PFPC Distributors, Inc., the Fund's distributor, PFPC Inc., the Fund's transfer agent, nor any other person is or will be obligated to give notice of any defects or irregularities in the Tender Offer, nor shall any of them incur any liability for failure to give any such notice.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether or not to tender shares. Each shareholder must make an independent decision whether to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this Tender Offer. No person has been authorized to give any information or to make any representations in connection with the Tender Offer other than those contained herein or in the Fund's prospectus, SAI or account application. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For per share NAV and other information, or for a copy of the Fund's prospectus or SAI, call the Fund's Shareholder Services Representatives at (877) 665-1287.